Exhibit 10.11

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of November 17, 2020, by and among Morgan Stanley Direct Lending Fund, a Delaware corporation (the “Company”), CIBC Bank USA, as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement (the “Lenders”).

RECITALS

A. The Company, the Administrative Agent and the Existing Lenders are party to that certain Credit Agreement dated as of December 31, 2019 (as amended pursuant to that certain Amendment No. 1 to Credit Agreement and Lender Joinder, dated February 3, 2020, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B. The Company, the Administrative Agent, and each of the Lenders wish to amend the Credit Agreement pursuant to Section 15.1 of the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1. Amendments to Credit Agreement. Upon the “Amendment Effective Date” (as defined below), the Credit Agreement is hereby amended as follows:
(a) Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:
Second Amendment Date means November 17, 2020.
(b) The defined term “Borrowing Base” in Section 1.1 of the Credit Agreement is deleted and replaced with the following:
Borrowing Base means, at any time of determination, the sum of: (a) eighty-five percent (85%) of the aggregate unfunded Capital Commitments of the Institutional Investors; (b) fifty percent (50%) of the aggregate unfunded Capital Commitments of the Individual Investors (excluding any Threshold Individual Investors); (c) seventy-five percent (75%) of the aggregate unfunded Capital Commitments of the Threshold Individual Investors; and (d) cash held in the Blocked Account; provided, however, that for purposes of calculating the Borrowing Base, (i) the unfunded Capital Commitments of the Individual Investors (including any Threshold Individual Investors) shall not exceed (x) on and after the date that is one year from the Closing Date until the date that is two years from the Closing Date, more than seventy-five percent (75%) of the Borrowing Base, and (y) on and after the date that is two years from the Closing Date, more than sixty-five percent (65%) of the Borrowing Base, and (ii) at any time, the unfunded Capital Commitments of (x) any single Individual Investor (including any Threshold Individual Investor) shall not exceed more than five percent (5%) of the Borrowing Base and (y) any single Institutional Investor shall not exceed more than twenty-five percent (25%) of the Borrowing Base. No Defaulting Investor shall be an Institutional Investor, Individual Investor or Threshold Individual Investor for purposes of calculating the Borrowing Base.
(c) The defined term “Revolving Commitment” in Section 1.1 of the Credit Agreement is deleted and replaced with the following:
Revolving Commitment means as of the Second Amendment Date, $400,000,000, as increased or reduced from time to time pursuant to Section 6.1.

Exhibit 10.11

(d) Annex A of the Credit Agreement is deleted in its entirety and replaced with Annex A attached hereto.
(e) Exhibit C of the Credit Agreement is deleted in its entirety and replaced with Annex B attached hereto.
2. Representations and Warranties of the Company. The Company represents, warrants and certifies that:
(a) the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and general equitable principles;
(b) at the time of and immediately after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except, in each case, to the extent any such representation or warranty (i) is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) is already qualified by materiality or Material Adverse Effect, in which case such representation or warranty is true and correct in all respects; and
(c) at the time of and immediately after giving effect to this Amendment, no Event of Default or, to the Company’s knowledge, no Unmatured Event of Default has occurred and is continuing.
3. Amendment Effective Date. This Amendment shall become effective upon the date (the “Amendment Effective Date”) upon which all of the following conditions have been satisfied or waived:
(a) the execution and delivery of this Amendment by the Company, the Administrative Agent and the Required Lenders;
(b) the execution and delivery of that certain Agent Fee Letter, dated as of the date hereof, by the Company and the Administrative Agent (the “Agent Fee Letter”); and
(c) Company shall have paid to the Administrative Agent (i) the Additional Facility Increase Fee as set forth in the Agent Fee Letter, and (ii) all other fees due and owing under any Loan Document.
4. Reference to and Effect Upon the Loan Documents.
(a) Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a Loan Document under the Credit Agreement.
5. Costs and Expenses. The Company hereby affirms its obligation under Section 15.5 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and

Exhibit 10.11

documented out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, negotiation, execution and delivery of this Amendment, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith.
6. GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed an original, but all such counterparts shall constitute one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of the executed Amendment maintained by the Administrative Agent and the Lenders shall deemed to be originals.
9. Second Facility Increase. The parties hereto acknowledge and agree that, notwithstanding anything to the contrary in the Agent Fee Letter, the Facility Increase under and pursuant to this Amendment in accordance with Section 6.1.3 of the Credit Agreement on the date hereof shall be deemed to be the Second Facility Increase, as contemplated by the Agent Fee Letter and the Second Facility Increase Fee as set forth in the Agent Fee Letter shall be due and payable as of the date of this Amendment.

Exhibit 10.11

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

MORGAN STANLEY DIRECT LENDING FUND

By: /s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 and Lender Joinder]

Exhibit 10.11

CIBC BANK USA, as Administrative Agent, as Issuing Lender and as a Lender

By: /s/ Nicholas Jordan
Name: Nichols Jordan
Title: Managing Director

[Signature Page to Amendment No. 2 and Lender Joinder]

Exhibit 10.11

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:/s/ Timothy E. Beebe
Name: Timothy E. Beebe
Title: Vice President

[Signature Page to Amendment No. 2 and Lender Joinder]

Exhibit 10.11

ING CAPITAL LLC, as a Lender

By:/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By: /s/ Grace Fu
Name: Grace Fu
Title: Director

[Signature Page to Amendment No. 2 and Lender Joinder]

Exhibit 10.11

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as a Lender

By: /s/ Tomas Jasz
Name: Tomas Jasz
Title: First Vice President
[Signature Page to Amendment No. 2 and Lender Joinder]